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                              The Coleman Company, Inc.
                      Consolidated Supplemental Retirement Plan
                                   First Amendment



WITNESSETH:   That,

    WHEREAS, The Coleman Company, Inc. ("Coleman") adopted The Coleman Company, Inc. Consolidated Retirement Plan (the "Plan"); and

    WHEREAS, Coleman wishes to amend the Plan as set forth herein;

    NOW, THEREFORE, Coleman amends the Plan as follows:

    Subsection 4(a) of the Plan is hereby amended by replacing the first sentence thereof with the following:

    "The amount of each monthly benefit payment under the Supplemental Benefit, before any reductions described above and below, shall equal one-twelfth (1/12) of the greater of (i) three percent (3%) times Service (up to ten (10) years) plus two percent (2%) times any additional Service (to a maximum of ten (10) years), multiplied by the Participant's Final Average Compensation or (ii) forty percent (40%), multiplied by the Participant's Final Average Compensation, PROVIDED, HOWEVER, that notwithstanding the foregoing the Supplemental Benefit (before reduction as described herein) shall not exceed $500,000."



                             This Amendment to the Consolidated
                             Supplemental Retirement Plan
                             Adopted by The Coleman Company, Inc.
                             The 1st day of July 1996




                             Larry E. Sanford
                             -----------------------------------
                             Larry E. Sanford
                             Executive Vice President